UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2026

GRAN TIERRA ENERGY INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34018	98-0479924
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Centre Street S.E.
Calgary, Alberta, Canada
T2G 1A6

(Address of Principal Executive Offices)

(Zip Code)

(403) 265-3221

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GTE	NYSE American Toronto Stock Exchange London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On January 29, 2026, Gran Tierra Energy Inc., a Delaware corporation (the “Company”), issued a press release providing an operations update and certain preliminary unaudited financial data for the year ended December 31, 2025. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein in its entirety.

The preliminary estimated unaudited financial and operational data for the year ended December 31, 2025 incorporated by reference into this Item 2.02 are preliminary estimates, unaudited and subject to completion, and reflect the Company’s preliminary expectations of results for the year ended December 31, 2025, based on currently available information and have been prepared by, and are the responsibility of, our management, and reflect management’s estimates based solely upon information available to the Company as of the date of this Current Report on Form 8-K. Management has prepared the preliminary unaudited estimated financial and operational data in good faith on a consistent basis with prior periods. The preliminary estimated unaudited financial and operational data for the year ended December 31, 2025 incorporated by reference into this Item 2.02 are not a comprehensive statement of the Company’s financial results for the year ended December 31, 2025, which have not yet been completed, and have not been audited, reviewed, examined, or compiled by KPMG LLP, the Company’s independent registered public accounting firm. Accordingly, KPMG LLP does not express an opinion or any other form of assurance with respect thereto. The Company’s actual results for the year ended December 31, 2025 will not be available until completion of the Company’s audited financial statements for the year ended December 31, 2025 and may differ materially from these estimates. These preliminary unaudited estimates should not be viewed as a substitute for full financial statements prepared in accordance with U.S. generally accepted accounting principles. The Company undertakes no obligation to update or supplement the information incorporated herein by reference until the Company reports its final financial results for the year ended December 31, 2025. The preliminary estimated financial data represent management estimates that constitute forward-looking statements subject to risks and uncertainties, many of which are not within the Company’s control. See “Cautionary Statement Regarding Forward-looking Statements.” The Company anticipates filing its audited financial statements and related management’s discussion and analysis for the year ended December 31, 2025 on or before March 3, 2026.

The information in this Item 2.01 and in Exhibit 99.1 attached to this report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language contained in such filing.

Item 7.01	Regulation FD Disclosure.

On January 26, 2026, the Company entered into a commitment letter (the “Commitment Letter”), regarding a new oil prepayment agreement (the “New Prepayment Addendum”) with respect to our Ecuadorian and Colombian production, subject to satisfaction of the conditions set forth therein, including the completion of our upcoming Exchange Offer (as defined below).  The New Prepayment Addendum (x) provide for a new advance (the “New Prepayment Advance”) to Gran Tierra Energy Colombia GmbH, a limited liability company incorporated under the laws of Switzerland (“GTEC”), and Gran Tierra Operations Colombia GmbH, a limited liability company incorporated under the laws of Switzerland (“GTOC”) in order to satisfy the Cash Consideration (as defined in the press release attached hereto as Exhibit 99.2) under the Exchange Offer, and (y) provide for a new uncommitted advance (the “New Prepayment Accordion”), in each case subject to customary conditions precedent, and (iii) provide for liens over the Colombian assets of GTEC and GTOC to secure a certain maximum amount of obligations under the New Prepayment Addendum (the “Financing Condition”).  We will enter into the New Prepayment Addendum on or prior to the consummation of the Exchange Offer.

As contemplated by the Commitment Letter, on or prior to the consummation of the Exchange Offer we will enter into one or more new purchase and sale agreements to provide for the sale by GTEC and GTOC of crude oil produced from GTEC and GTOC’s Colombian assets (the “New Purchase and Sale Agreement”).  Amounts advanced under the New Prepayment Addendum will be satisfied through deliveries of crude oil by GTEC and GTOC in accordance with the New Purchase and Sale Agreement.  The maturity date of the New Purchase and Sale Agreement is expected to be four years after the date of the existing Prepayment Addendum.

Outstanding advances under the New Prepayment Advance and the New Prepayment Accordion (if any) are expected to bear interest at a rate equal to term SOFR plus 5.00% per annum, calculated on the basis of a 360-day year.  GTEC and GTOC are expected to pay (i) a commitment fee on the committed and available advances under the New Prepayment Addendum, payable quarterly in arrears and (ii) a structuring fee on the new commitments under the New Prepayment Addendum.  The obligations of GTEC and GTOC under the New Prepayment Addendum are expected to be guaranteed by the Company and up to a certain amount of such obligations is expected to be secured by the Colombian assets of GTEC and GTOC, including liens on (i) our Colombian production and the exploration and production agreements, operation and maintenance agreements, and marketing agreements relating thereto, (ii) substantially all Colombian assets of GTEC and GTOC, and (iii) the Colombian commercial establishments (establecimientos de comercio) of GTEC and GTOC.

The New Prepayment Addendum is expected to include financial covenants requiring GTEC and GTOC to maintain (i) a minimum asset coverage ratio and (ii) a minimum debt service coverage ratio, tested on a semi-annual basis and upon certain other events.  The New Prepayment Addendum is also expected to include various customary negative covenants, including restrictions on the ability of GTEC and GTOC to incur debt, grant liens, make dispositions, make distributions, engage in transactions with affiliates, or make investments.

The funds advanced under the New Prepayment Addendum are expected to be used to pay the Cash Consideration and satisfy the Financing Condition under the Exchange Offer.  If the Exchange Offer is not consummated, we will not enter into the New Purchase and Sale Agreement and the New Prepayment Addendum.

In connection with the New Purchase and Sale Agreements and the New Prepayment Addendum, we expect to terminate our existing Colombian reserve-based lending facility and repay all outstanding borrowings thereunder substantially concurrently with the consummation of the Exchange Offer, and all security interests and guarantees granted thereunder will be released.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing by the Company under the Securities Act, or the Exchange Act, regardless of any general incorporation language contained in such filing.

Item 8.01.	Other Events.

Exchange Offer and Consent Solicitation

On January 29, 2026, the Company commenced a private offer to all Eligible Holders (as defined in the press release attached hereto as Exhibit 99.2) to exchange (the “Exchange Offer”) any and all outstanding 9.500% Senior Notes due 2029 (the “Existing Notes”) issued by the Company, for newly issued 9.500% Senior Secured Notes due 2031 (the “New Notes”) to be issued by the Company, pursuant to the terms and subject to the conditions set forth in a confidential exchange offer memorandum and consent solicitation statement, dated January 29, 2026 (the “Exchange Offer Memorandum”).

In conjunction with the Exchange Offer, the Company is conducting a solicitation (the “Solicitation”) of consents (the “Consents”) from Eligible Holders of Existing Notes to, among other things, eliminate from the indenture dated as of October 20, 2023, between the Company, as issuer, certain subsidiaries of the Company, as guarantors, and the trustee party thereto, under which the Existing Notes were issued (the “Existing Indenture”), substantially all of the restrictive covenants and events of default and related provisions under the Existing Indenture and to release the collateral securing the Existing Notes.

The Company’s obligation to accept Existing Notes tendered pursuant to the Exchange Offer and Consents delivered pursuant to the Solicitation is subject to the satisfaction of certain conditions described in the Exchange Offer Memorandum, which include, (i) the valid receipt (and not valid revocation) of the Consents of Eligible Holders of Existing Notes that, in the aggregate, represent not less than 66 2/3% in aggregate principal amount of the Existing Notes outstanding to effect the Proposed Amendments (as defined in the press release attached hereto as Exhibit 99.2), (ii) the valid tender (and not validly withdrawal) of Existing Notes by Eligible Holders in the Exchange Offer that, in the aggregate, represent not less than 80% in aggregate principal amount of the Existing Notes outstanding prior to the Early Participation Deadline (as defined in the press release attached hereto as Exhibit 99.2) and (iii) the consummation of an incurrence of new indebtedness, on terms and subject to conditions satisfactory to the Company, that results in the receipt of net proceeds that are sufficient to pay the Cash Consideration.

The Exchange Offer and the Solicitation will expire at 5:00 p.m., New York City time, on February 26, 2026, unless extended or earlier terminated (such time and date, as the same may be extended or earlier terminated, the “Expiration Deadline”). However, Eligible Holders who validly tender and do not validly withdraw their Existing Notes at or prior to 5:00 p.m., New York City time, on February 10, 2026 (as the same may be extended or earlier terminated, the “Early Participation Deadline”), will be eligible to receive greater consideration for their Existing Notes than will be available for tenders made after the Early Participation Deadline but at or prior to the Expiration Deadline, all as more fully described in the attached press release and in the Exchange Offer Memorandum. Eligible Holders who validly tender and do not validly withdraw their Existing Notes at or prior to the Early Participation Deadline will receive their New Notes on a date promptly following the Early Participation Deadline, which date is expected to be February 17, 2026. All Eligible Holders who validly tender and do not validly withdraw their Existing Notes at or prior to the Expiration Deadline (as defined in the press release attached hereto as Exhibit 99.2) will receive their New Notes on a day that is promptly after the Expiration Deadline, which date is expected to be February 27, 2026.

The Exchange Offer and the Solicitation are being made solely pursuant to the conditions set forth in the Exchange Offer Memorandum in a private offering exempt from, or not subject to, registration under the Securities Act of 1933, as amended (the “Securities Act”), and are subject to certain conditions set forth in the Exchange Offer Memorandum, although the Company may waive any such conditions at any time.

Investors should carefully review the attached press release for further details regarding the Exchange Offer and the Solicitation. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

This announcement does not constitute an offer to (i) buy or the solicitation of an offer to sell the Existing Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction or (ii) sell or the solicitation of an offer to buy the New Notes, nor shall there be any sale of the New Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. The Exchange Offer and the Solicitation are being made solely pursuant to the Exchange Offer Memorandum and only to such persons and in such jurisdictions as is permitted under applicable law.

Cautionary Statement Regarding Forward-Looking Statements

The statements other than statements of historical facts included in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 or “forward-looking information” within the meaning of applicable Canadian securities law, including, but not limited to, the form and results of the Exchange Offer and the Solicitation. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements, including those described in te Company’s filings with the U.S. Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance or achievements. Therefore, actual outcomes and results could materially differ from what is expressed or implied in such statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release of Gran Tierra Energy Inc. issued on January 29, 2026.
99.2	Press Release of Gran Tierra Energy Inc. issued on January 29, 2026.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2026	GRAN TIERRA ENERGY INC.

	By:	/s/ Ryan Ellson
		Name:	Ryan Ellson
		Title:	Executive Vice President and Chief Financial Officer